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                                 Exhibit 10.10

                     TAX ALLOCATION AND INDEMNITY AGREEMENT


                 Agreement dated as of July 10, 1996, by and among, on the one hand, Parent Group, consisting of Capital Bancorp, a Florida corporation ("Parent"), Capital Bank and the other direct and indirect wholly owned subsidiaries of Parent other than Capital Factors Holding, Inc., a Florida corporation ("Factors Holding"), and its direct and indirect wholly owned subsidiaries ("Factors Group"), and, on the other hand, Factors Group.


                                   WITNESSETH

                 WHEREAS, the parties hereto are members of an affiliated group (the "Affiliated Group") as defined in section 1504(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

                 WHEREAS, an affiliated group as defined in Code section 1504(a) of which Parent is the common parent has filed consolidated Federal income tax returns for prior taxable years, and the Affiliated Group will be required to file a consolidated Federal income tax return for its taxable year ending December 31, 1995 and for subsequent taxable years; and

                 WHEREAS, prior to July 10, 1996, Factors Holding was an indirect wholly-owned subsidiary of Parent but as of that date acquired new shareholders unrelated to members of the Affiliated Group; and

                 WHEREAS, it is the intent of the parties hereto that an agreement be entered into (i) to allocate the consolidated Federal income tax liability of the Affiliated Group between the Parent Group and the Factors Group pursuant to a method specified in regulations of the Treasury Department that would impose on Parent Group and Factors Group, for the period beginning January 1, 1995 through December 31, 1995 and for subsequent periods, liability for an amount that approximates the liability that Parent Group and Factors Group each would incur if they filed Federal income tax returns as separate affiliated groups as defined in Code section 1504(a) and (ii) to provide that Parent Group and Factors Group each shall bear its appropriate portion of the liability of the Affiliated Group for consolidated Federal income tax in respect of prior periods.

                 NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:

                 1. FILING OF CONSOLIDATED RETURNS. A consolidated Federal income tax return shall be filed by Parent for the taxable year ending December 31, 1995, and for each subsequent taxable period in respect of which this Agreement is in effect and for which the Affiliated Group is required or permitted to file a consolidated Federal income tax return.
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                 2.       CURRENT AND FUTURE TAXABLE PERIODS.  For the taxable
year of the Affiliated Group ending December 31, 1995 and for each taxable period thereafter, the Affiliated Group shall be divided into two separate groups, one consisting of Parent Group and the other consisting of Factors Group. The consolidated Federal income tax liability of the Affiliated Group shall be allocated between the two groups in accordance with the method set forth in Treasury regulation sections 1.1552-1(a)(2) and 1.1502-33(d)(3) (using a fixed percentage of 100%) by considering each group as a separate affiliated group, except that (i) modifications to the separate taxable income will be made in accordance with Treasury regulation section 1.1552-1(a)(2)(ii)(a) through (i) in the same manner as if all corporations were members of a single affiliated group, (ii) (a) carryforwards of losses and credits shall not be taken into account to the extent those items are deemed absorbed in allocating the tax liability of the Affiliated Group for prior taxable years, and (b) carrybacks of losses and credits shall be taken into account only to the extent those items are deemed absorbed in allocating the tax liability of the Affiliated Group for the taxable year. The corporate surtax exemption shall be allocated equally among all members of the Affiliated Group. Any liability of the Affiliated Group for alternative minimum tax, environmental tax or any other Federal income tax imposed on the Affiliated Group on a consolidated basis by any section of the Code other than Code section 11 shall be allocated in accordance with any reasonable method that is consistent with the principles of this Agreement and the provisions of any governing Treasury regulations or other administrative pronouncements of the Internal Revenue Service. In no event shall the Factors Group pay more income tax in any period of one or more taxable years than the Factors Group would have paid for the same period if it had filed a separate consolidated Federal income tax return, and any taxes not paid by reason of this limitation shall be paid by Parent Group.

                 3. PAYMENTS. Factors Group shall pay to Parent installments of estimated tax, computed pursuant to the principles set forth in section 2 above, no later than ten days after the due dates for payments of estimated tax by the Affiliated Group. Any payments of estimated tax by Factors Group to Parent shall be taken into account in determining the payment due from Factors Group pursuant to section 2, and any overpayment of estimated
tax shall be refunded to Factors Group.   A refund or payment of tax,
calculated on the basis of the amount of tax payable for the taxable year as calculated by Parent as of the due date (without regard to extensions) for the Federal income tax return of the Affiliated Group, shall be paid within ten days of that due date, and any adjustment to the amount of refund or payment of tax, calculated on the basis of the amount of tax payable for that taxable year as shown on the Federal income tax return of the Affiliated Group as of the due date (with regard to extensions), shall be paid within ten days of that due date.

                 4. PRIOR TAXABLE PERIODS. For the taxable year of the Affiliated Group ending December 31, 1994 and for each taxable period prior thereto to which the Tax Allocation Agreement of the Affiliated Group made November 14, 1983 (the "Prior Agreement") applies, the Federal income tax liability of the Affiliated Group shall be allocated among the members of the Affiliated Group in accordance with the Prior Agreement. For purposes of other portions of this Agreement, references to Parent Group or Factors Group shall be treated, in respect of taxable periods to which the Prior Agreement applies, as references to the members of the Affiliated Group that are members of Parent Group or Factors Group.





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                 5.       ADJUSTMENTS TO TAX LIABILITY.  If the consolidated
Federal income tax liability of the Affiliated Group is adjusted for any taxable period, whether by means of an amended return or claim for refund or after an audit by the Internal Revenue Service, the Federal income tax liability of Factors Group pursuant to section 2 or section 4 of this Agreement shall be recomputed, if necessary, to give effect to those adjustments as if they had been part of the original computation pursuant to section 2 or section
4. The obligation to make any payment of additional Federal income tax or the right to receive any refund of Federal income tax shall be allocated between Parent Group and Factors Group accordingly. Any additional tax that Factors Group is obligated to pay shall be paid to Parent, and any refund of tax to which Factors Group is entitled to receive shall be paid by Parent, within ten days of, respectively, the date Factors Group receives notice from Parent or the date Parent receives the refund from the Treasury Department.

                 6. APPOINTMENT OF PARENT AS AGENT. Parent shall prepare and file the consolidated Federal income tax returns of the Affiliated Group and any other returns, documents or statements required to be filed with the Internal Revenue Service. In its sole discretion, Parent shall have the right in connection with any of those returns, documents or statements to determine
(i) the manner in which the return, document or statement shall be prepared and filed, including, without limitation, the manner in which any item of income, gain, loss, deduction, credit or any other item shall be reported, (ii) whether any extension shall be requested and (iii) the elections that will be made by the Affiliated Group or any members thereof. Each member of the Affiliated Group shall execute and file those consents, elections, appointments, powers of attorney and other documents that Parent determines may be necessary or appropriate for the proper filing of those returns, documents or statements. Each member of the Affiliated Group shall provide Parent or any other member of the Affiliated Group any data necessary for the proper and timely filing of returns, documents or statements and otherwise shall cooperate as necessary to carry out the purposes of this Agreement.

                 7. NEW MEMBERS. If during any taxable period Parent or any other member of the Affiliated Group acquires or organizes another corporation that is required to be included in the consolidated Federal income tax return of the Affiliated Group, that corporation shall join in and be bound by this Agreement.

                 8.       INDEMNIFICATION

                          a.      GENERAL PRINCIPLES.  It is the intent of this
Agreement that Parent Group and Factors Group each be liable for an amount in respect of Federal income tax of the Affiliated Group as that amount is determined pursuant to this Agreement or the Prior Agreement and that Parent Group and Factors Group each receive its respective share, as so allocated, of any reduction in Federal income tax liability of the Affiliated Group.

                          b.      INDEMNIFICATION.  The members of Parent
Group, jointly and severally, shall be responsible for, and shall protect, defend, indemnify and hold harmless the members of Factors Group from, any amount in respect of Federal income tax allocable to Parent Group pursuant





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to this Agreement or the Prior Agreement.  The members of Factors Group, jointly and severally, shall be responsible for, and shall protect, defend, indemnify and hold harmless the members of Parent Group from, any amount in respect of Federal income tax allocable to Factors Group pursuant to this Agreement or the Prior Agreement.

                 9. RETENTION OF BOOKS AND RECORDS. No member of the Affiliated Group shall destroy or permit the destruction of any books, records or files pertaining to any other member of the Affiliated Group without first having offered in writing to deliver those books, records and files to the other member, and the other member shall have the right upon prior notice to inspect and to copy the same at any time during business hours for any proper purpose.

                 10.      ALLOCATION OF TAX LIABILITY WITHIN GROUPS.

                          a.      CALCULATION OF SEPARATE TAX LIABILITIES.  The
tax liability allocated to Parent Group and Factors Group pursuant to section 2 shall be allocated further among the members of each of those groups in accordance with the method set forth in Treasury regulation sections 1.1552-1(a)(2) and 1.1502-33(d)(3) (using a fixed percentage of 100%), provided, however, that in no event shall Capital Bank pay more income tax in any period of one or more taxable years than Capital Bank would have paid for the same period if it had filed a separate consolidated Federal income tax return, and any taxes not paid by reason of this limitation shall be paid by the other members of Parent Group.

                          b.      PAYMENTS AND ADJUSTMENTS.  The provisions of
sections 3 and 5 hereof shall apply in respect of payments and adjustments of the Federal income tax liability within Parent Group and Factors Group.

                 11. OTHER INCOME AND FRANCHISE TAXES. The liability of Parent Group and of Factors Group in respect of state, local and foreign income and franchise taxes that are computed pursuant to provisions applicable to affiliated, combined, unitary or other groups shall be determined and paid in a manner consistent with the provisions of this Agreement used to determine the liability of Parent Group and of Factors Group in respect of Federal income tax. Calculation of the separate liability of Parent Group and of Factors Group for these other taxes shall conform to the appropriate state, local and foreign income and franchise tax provisions governing affiliated, combined, unitary or other groups. Notwithstanding the foregoing, (i) the credit against Florida corporate income tax for Florida intangible tax shall not be computed on a separate company basis to the extent a computation on that basis would disentitle any member of the Affiliated Group to a credit that is available to that member by reason of joining in the filing of a consolidated return of Florida corporate income tax with any member of the Affiliated Group that is a bank, and (ii) no member of the Affiliated Group ("First Member") shall be required to make any payment to any other member of the Affiliated Group ("Second Member") in respect of any tax imposed by the State of California on a unitary basis solely because the liability of the First Member for that tax is reduced by the Second Member joining in the filing of the return when the activities of the Second Member in California would not subject any member of the Affiliated Group to any liability for that tax.





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                 12.      ENTIRE UNDERSTANDING.  This Agreement constitutes the
entire agreement of the parties concerning the subject matter hereof and, effective as of the date hereof and for the taxable periods to which this Agreement applies, supersedes all other agreements. This Agreement shall allocate the tax liabilities of the Affiliated Group for the period January 1, 1995 through December 31, 1995, and all subsequent taxable years unless Parent and Factors Holding agree to terminate this Agreement. Notwithstanding its termination, this Agreement shall continue in effect with respect to any payment or refunds due for all taxable periods prior to termination.

                 13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of any successor, whether by statutory merger, acquisition of assets or otherwise, to any of the parties hereto, to the same extent as if the successor had been an original party to the Agreement.

                 14. EXPENSES. Parent Group and Factors Group each shall bear any and all expenses that arises from its obligations under this Agreement.

                 15. NOTICES. All notices and other communications hereunder shall be in writing and shall be delivered by hand or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and shall be deemed given on the date on which the notice is received.

                 If to Parent:

                 Lucious T. Harris
                 Capital Bancorp
                 1221 Brickell Avenue
                 Miami, Florida 33131


                 If to Factors Holding:

                 Dennis A. McDermott
                 Capital Factors Holding, Inc.
                 1799 W. Oakland Park Blvd.
                 Oakland Park, Florida 33311


                 16. RESOLUTION OF DISPUTES. Any dispute between the parties with respect to this Agreement shall be resolved by a public accounting firm or a law firm reasonably satisfactory to Parent and Factors Holding or pursuant to an alternative dispute arrangement agreed to by the parties.





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                 17.      LEGAL ENFORCEABILITY.  Any provision of this Agreement
that is prohibited or unenforceable in any jurisdiction shall be ineffective as to that jurisdiction to the extent of that prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable that provision in any other jurisdiction. Without prejudice to any rights or remedies otherwise available to any party hereto, each party hereto acknowledges that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agrees that the obligations of the parties hereunder shall be specifically enforceable.

                 18. CONTROLLING LAW. This Agreement shall be governed by the laws of the State of Florida.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.


                                      Capital Bancorp


                                      by /s/ Lucious T. Harris
                                         ---------------------------------------
                                         Lucious T. Harris
                                         Treasurer and Senior Vice President


                                      Capital Bank


                                      by /s/ Lucious T. Harris
                                         ---------------------------------------
                                         Lucious T. Harris
                                         Chief Financial Officer and
                                         Executive Vice President





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                                      Bay Estates, Inc.


                                      by /s/ Lucious T. Harris
                                         ---------------------------------------
                                         Lucious T. Harris
                                         Treasurer


                                      Cap Coral, Inc.


                                      by /s/ Lucious T. Harris
                                         ---------------------------------------
                                         Lucious T. Harris
                                         Treasurer


                                      Cap Holdings, Inc.


                                      by /s/ Lucious T. Harris
                                         ---------------------------------------
                                         Lucious T. Harris
                                         Treasurer


                                      Cap Harbor, Inc.


                                      by /s/ Lucious T. Harris
                                         ---------------------------------------
                                         Lucious T. Harris
                                         Treasurer


                                      Cap Personalty, Inc.


                                      by /s/ Lucious T. Harris
                                         ---------------------------------------
                                         Lucious T. Harris
                                         Treasurer





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                                      Cap Plaza, Inc.


                                      by /s/ Lucious T. Harris
                                         ---------------------------------------
                                         Lucious T. Harris
                                         Treasurer


                                      Cap Realty, Inc.


                                      by /s/ Lucious T. Harris
                                         ---------------------------------------
                                         Lucious T. Harris
                                         Treasurer


                                      Cap Temp, Inc.


                                      by /s/ Lucious T. Harris
                                         ---------------------------------------
                                         Lucious T. Harris
                                         Treasurer


                                      Capital Factors Holding, Inc.


                                      by /s/ Dennis A. McDermott
                                         ---------------------------------------
                                         Dennis A. McDermott
                                         Treasurer


                                      Capital Foreclosed Property, Inc.


                                      by /s/ Lucious T. Harris
                                         ---------------------------------------
                                         Lucious T. Harris
                                         Treasurer





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                                      Capital Trade Development Corp.


                                      by /s/ Lucious T. Harris
                                         ---------------------------------------
                                         Lucious T. Harris
                                         Treasurer


                                      Capital Trading Group, Inc.


                                      by /s/ Timothy E. Kish
                                         ---------------------------------------
                                         Timothy E. Kish
                                         Secretary


                                      Marina Real, Inc.


                                      by /s/ Lucious T. Harris
                                         ---------------------------------------
                                         Lucious T. Harris
                                         Treasurer


                                      Pointe Park, Inc.


                                      by /s/ Lucious T. Harris
                                         ---------------------------------------
                                         Lucious T. Harris
                                         Treasurer


                                      Villages At Imperial Lake, Inc.



                                      by /s/ Lucious T. Harris
                                         ---------------------------------------
                                         Lucious T. Harris
                                         Treasurer





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                                      DJM Holdings & Co.


                                      by /s/ Javier J. Holtz
                                         ---------------------------------------
                                         Javier J. Holtz
                                         Treasurer


                                      Cap Properties, Inc.


                                      by /s/ Lucious T. Harris
                                         ---------------------------------------
                                         Lucious T. Harris
                                         Treasurer


                                      Capital Factors, Inc.


                                      by /s/ Dennis A. McDermott
                                         ---------------------------------------
                                         Dennis A. McDermott
                                         Chief Financial Officer and
                                         Senior Vice President


                                      CF Funding Corp.


                                      by /s/ Dennis A. McDermott
                                         ---------------------------------------
                                         Dennis A. McDermott
                                         Treasurer


                                      CF One, Inc.


                                      by /s/ Dennis A. McDermott
                                         ---------------------------------------
                                         Dennis A. McDermott
                                         Treasurer






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